                                                                    EXHIBIT 10.4

                      ASSIGNMENT AND ASSUMPTION AGREEMENT



     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and
                                                     ---------
entered into as of the ____ day of December, 1997, by and between INLAND RESOURCES INC., a Washington corporation ("Inland") and SAN JACINTO CARBON
                                           ------
COMPANY, a Texas corporation ("SJCC"). The Sellers (as such term is hereinafter
                               ----
defined) are also executing this Agreement in order to evidence their consent to, and agreement with, the terms and provisions hereof, and for the purposes described in Section 8 hereof.

                                   RECITALS
                                   --------

     A.   Crysen Corporation, a Delaware corporation ("Crysen"), Crysen
                                                       ------
Refining, Inc., a Delaware corporation ("CRI"), Sound Refining, Inc., a
                                         ---
Washington corporation ("SRI") (CRI and SRI being sometimes collectively
                         ---
referred to herein as the "Sellers") and Inland, as purchaser, have heretofore
                           -------
entered into a certain Asset Purchase and Sale Agreement, dated as of July 14, 1997, as amended by an Amendment, a Second Amendment and a Third Amendment thereto (as amended, the "Purchase Agreement"). Unless otherwise defined
                          ------------------
herein, terms defined in the Purchase Agreement are used herein as therein defined. Pursuant to the Amendment, dated September 12, 1997, to the Purchase Agreement, Crysen was removed as a "Seller" and as a party under the Purchase Agreement.

     B. Inland has agreed to assign to SJCC certain of Inland's right, title and interest in, to and under the Purchase Agreement and SJCC has agreed to assume certain of the obligations and liabilities of Inland under the Purchase Agreement, IN EACH CASE, INSOFAR AND ONLY INSOFAR AS SAME cover or relate to the Subject Property (as such term is hereinafter defined), with the effect that SJCC will acquire the Subject Property directly from the Sellers upon consummation of the transactions contemplated by the Purchase Agreement and Inland will have no obligation or liability to the Sellers, or any other person, for any of the obligations and/or liabilities assumed by SJCC hereunder.

                                   AGREEMENT
                                   ---------


     Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inland and SJCC hereby agree as follows:

     1. Inland hereby assigns to SJCC without recourse and without representation, warranty or recourse of any kind or nature whatsoever except as expressly provided to the contrary herein, all of Inland's rights and interests in, to and under the Purchase Agreement, INSOFAR AND ONLY INSOFAR AS SAME cover or relate to the property described in Exhibit

"A" attached hereto (such property described in Exhibit "A", subject to the limitations and exceptions set forth in such Exhibit "A", being hereinafter collectively referred to as the "Subject Property").
                                 ----------------

     2. SJCC hereby assumes and agrees to timely pay, perform and satisfy (or cause to be timely paid, performed and satisfied) (i) the indebtedness evidenced by that certain $1,500,000 Substitute Note, dated as of December __, 1997, originally payable by Sound Refining, Inc. to Banque Paribas, together with the obligations of Sound Refining, Inc. under that certain Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated January 31, 1995, executed by Sound Refining, Inc., as grantor, to Lawyers Title Insurance Company of Washington, Inc. as trustee, and recorded on February 3, 1995 in Volume 1096 of Mortgages, at Page 3568, under Auditor's File No. 368367, of the records of Pierce County, Washington, as modified by that certain Deed of Trust Modification and Note Severance Agreement, dated as of December __, 1997, between Sound Refining, Inc. and Banque Paribas and (ii) each and all of the obligations, covenants, agreements, duties, responsibilities and liabilities of Inland under, or in connection with, the Purchase Agreement INSOFAR AND ONLY INSOFAR AS SAME are attributable to the Subject Property; PROVIDED, HOWEVER, that the foregoing assumption by SJCC shall not cover or apply to any of the obligations, covenants, agreements, duties, responsibilities or liabilities of Inland and/or any other person with respect to the claims, obligations, covenants, agreements, duties, responsibilities or liabilities described in Exhibit "B" attached hereto (the obligations, covenants, agreements, duties, responsibilities and liabilities so assumed by SJCC being collectively referred to herein as the "Assumed Liabilities"; all of the obligations, covenants,
                  -------------------
agreements, duties, responsibilities and liabilities not so assumed by SJCC being referred to herein as the "Retained Liabilities"). SJCC hereby agrees to
                                 --------------------
indemnify, defend, and hold Inland harmless from and against any claims, including reasonable legal fees and expenses relating thereto, against Inland based on the failure of SJCC to pay, perform or otherwise satisfy any of the Assumed Liablities in a timely manner. Inland agrees to notify SJCC of any such claim(s) promptly in writing and to allow SJCC to control the proceedings relating thereto. SJCC shall settle and defend at its sole expense all proceedings arising out of the foregoing. Inland agrees to cooperate fully with SJCC during any such proceedings.

     3. Inland hereby retains and agrees to timely pay, perform and satisfy each and all of the Retained Liabilities. Additionally, as between Inland and SJCC (and without creating any obligation or duty of Inland to the Sellers or any other third party), Inland hereby agrees to timely pay, perform and satisfy (or cause to be timely paid, performed and satisfied) all of the obligations, covenants, agreements, duties, responsibilities, claims and liabilities described or referred to in Exhibit "C" attached hereto prior to the date that any of same may either (i) constitute, create or give rise to any lien or other encumbrance upon any of the Subject Property or (ii) constitute, create or give rise to any personal liability on the part of SJCC (such obligations and liabilities of Inland hereunder, together with the Retained Liabilities, being collectively referred to herein as the "Inland Liabilities"). Inland
                                        ------------------
understands, acknowledges and agrees that, although Inland may not be contractually liable for certain of the Inland Obligations under the Purchase Agreement, as betwen Inland and SJCC, Inland shall bear the sole and exclusive responsibility for the timely payment, performance and satisfaction of each and all of the Inland Liabilities. Inland agrees to indemnify, defend, and hold SJCC harmless from and against any claims, including reasonable legal fees and expenses relating thereto, against SJCC based on the failure of Inland to pay, perform or otherwise satisfy any of the Inland Liablities in a timely manner. SJCC agrees to notify Inland of any such claim(s) promptly in writing and to allow Inland to control the proceedings relating thereto. Inland shall settle and defend at its sole expense all proceedings arising out of the foregoing. SJCC agrees to cooperate fully with Inland during any such proceedings.

     4. Without limiting the foregoing provisions hereof as between Inland and SJCC, from and after the date of execution of this Agreement by Inland, SJCC and the Sellers, SJCC shall be deemed to be the "Buyer" (as such term is defined in the Purchase Agreement) under the Purchase Agreement (and to have all of the rights and obligations attendant thereto) with respect to (i) that portion of the "Assets" (as such term is defined in the Purchase Agreement) as constitutes the Subject Property hereunder, (ii) that portion of the "Assumed Obligations" (as such term is defined in the Purchase Agreement) as constitutes Assumed Liabilities hereunder and (iii) such portion of the other liabilities, covenants, agreements, duties, responsibilities and obligations of the Buyer under, or in connection with, the Purchase Agreement as constitutes Assumed Liabilities hereunder.

     5. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     6. This Agreement may be executed by the parties hereto in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterpart(s) have been executed by each of the parties and delivered to the other parties.

     7. This Agreement is being executed by Inland and SJCC pursuant to the provisions of a certain letter agreement, dated as of ________________, 1997, between such parties and this Agreement shall be read, taken and construed in conjunction with such letter agreement. Contemporaneously herewith, Inland and SJCC are also entering into an agreement, in the form attached hereto as Exhibit "D", relating to certain aspects of SJCC's operation of the Subject Property.

     8. Inland, SJCC and the Sellers, by their execution of this Agreement, each hereby also agree that the Purchase Agreement shall be deemed to have been amended contemporaneously herewith so as to be consistent with the provisions of this Agreement and that the Sellers shall hereafter look solely and exclusively to SJCC (and not to Inland), and hereby release and discharge Inland, with respect to the Assumed Liabilities.


IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement, as of the date first above written.

                                   INLAND RESOURCES INC.

                                   By:__________________________________

                                   Name:________________________________
                                   Title:_______________________________


                                   SAN JACINTO CARBON COMPANY

                                   By:__________________________________

                                   Name:________________________________
                                   Title:_______________________________



ACKNOWLEDGED, AGREED AND CONSENTED TO:


CRYSEN REFINING, INC.

By:_________________________________
Name:___________________________
Title:______________________________



SOUND REFINING, INC.

By:_________________________________
Name:___________________________
Title:______________________________

              EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION AGREEMENT

The term "Subject Property" shall mean and include all of the real property, personal property, fixtures, improvements and other property included as "Assets" under the Purchase Agreement INSOAFAR AND ONLY INSOFAR as same constitute, relate to and/or pertain to (i) the refinery that is presently owned by Sound Refining, Inc. in or near Tacoma, Washington and/or (ii) the operation of such refinery; PROVIDED, HOWEVER, the term "Subject Property" shall not mean
                                                                       ---
or include any of the "Inventories" (as such term is defined in Section 2.12 of the Purchase Agreement) or any of the "Accounts Receivable" (as such term is defined in Section 2.14 of the Purchase Agreement).

              EXHIBIT "B" TO ASSIGNMENT AND ASSUMPTION AGREEMENT


The term "Assumed Liabilities" shall not mean or include any obligations or
                                     ---
liabilities in connection with any of the following:

     (i) the "Cowboy Obliagtions", as such term is defined in the Purchase Agreement;

     (ii) the "Texaco Judgment", as such term is defined in the Purchase Agreement;

     (iii) that certain Agreement, dated July 12, 1993 with Phillips Petroleum Company, as described or referred to in Section 1 of the Purchase Agreement; or

     (iv) the "Assumed Accounts Payable", as such term is defined in the Purchase Agreement.

              EXHIBIT "C" TO ASSIGNMENT AND ASSUMPTION AGREEMENT


The term "Inland Liabilities" shall include the "Retained Liabilities" and each and every obligation or liability in connection with each of the following:

     (i) the "Texaco Settlement", as such term is described or referred to in Exhibit "M" to the Purchase Agreement;

     (ii) the "Washington State Business & Operation Tax Audit", as such term is described or referred to in Exhibit "M" to the Purchase Agreement; and

     (iii) the California State tax lien described or referred to in Section 7.2 of the Purchase Agreement.